                                                                      Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:                         Silver Lake (Offshore) AIV GP Ltd.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake (Offshore) AIV GP Ltd.
Date of Event Requiring Statement:        November 9, 2005
Issuer Name and Ticker or
Trading Symbol:                           Business Objects S.A. (BOBJ)

Signature: Silver Lake (Offshore) AIV GP Ltd.

           By: /s/ Alan K. Austin
               -------------------------
           Title: Director

Joint Filer Name:                         Silver Lake Technology Investors
                                          Cayman, L.P.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake (Offshore) AIV GP Ltd.
Date of Event Requiring Statement:        November 9, 2005
Issuer Name and Ticker or
Trading Symbol:                           Business Objects S.A. (BOBJ)

Signature: Silver Lake Technology Investors Cayman, L.P.
           By: Silver Lake (Offshore) AIV GP Ltd., its general partner

           By  /s/ Alan K. Austin
               -------------------------
           Title: Director

Joint Filer Name:                         Silver Lake Investors Cayman, L.P.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake (Offshore) AIV GP Ltd.
Date of Event Requiring Statement:        November 9, 2005
Issuer Name and Ticker or
Trading Symbol:                           Business Objects S.A. (BOBJ)

Signature: Silver Lake Investors Cayman, L.P.
           By: Silver Lake Technology Associates Cayman, L.P.,
               its general partner
           By: Silver Lake (Offshore) AIV GP Ltd., its general partner

           By: /s/ Alan K. Austin
               -------------------------
           Title: Director

Name:                                     Silver Lake Partners Cayman, L.P.
Address:                                  c/o Silver Lake Partners, L.P.
                                          2725 Sand Hill Road, Suite 150
                                          Menlo Park, California 94025
Designated Filer:                         Silver Lake (Offshore) AIV GP Ltd
Date of Event Requiring Statement:        November 9, 2005
Issuer Name and Ticker or
Trading Symbol:                           Business Objects S.A. (BOBJ)

Signature: Silver Lake Partners Cayman, L.P.
           By: Silver Lake Technology Associates Cayman, L.P.,
               its general partner
           By: Silver Lake (Offshore) AIV GP Ltd., its general partner

           By: /s/ Alan K. Austin
               -------------------------
           Title: Director